Report of Independent Registered Public Accounting Firm

Berkeley Point Capital LLC

We have examined management’s assertion, included in the accompanying Management’s Assessment of Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB, that Berkeley Point Capital LLC (the “Company”) complied with the servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission’s Regulation AB for the commercial mortgage-backed securities transactions platform as of and for the year ended December 31, 2017, except for Items 1122(d)(1)(iii), 1122(d)(2)(ii), 1122(d)(2)(iii), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iv), 1122(d)(4)(ii), 1122(d)(4)(vii) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities performed by them with respect to the servicing platform covered by this report. Refer to Appendix A of Management’s Assessment of Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB for the asset backed transactions covered by this platform. Management is responsible for the Company’s compliance with those servicing criteria. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company’s compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the platform, testing of less than all of the servicing activities related to the Platform and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria and as permitted by Regulation AB Compliance and Disclosure Interpretations of the Division of Corporation Finance, Section 200.06, “Vendors Engaged by Servicers” (C&DI 200.06). Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. Although the Company is responsible for assessing compliance with Items 1122(d)(4)(i), 1122(d)(4)(iii), 1122(d)(4)(vi), 1122(d)(4)(viii), 1122(d)(4)(xii) and 1122(d)(4)(xiv) of Regulation AB, there were no servicing activities performed by the Company during the year ended December 31, 2017 that required these servicing criteria to be complied with. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for our opinion.

Our examination does not provide a legal determination on the Company’s compliance with the servicing criteria.

As described in management’s assertion, for servicing criteria 1122(d)(1)(v), 1122(d)(2)(vi) and 1122(d)(2)(vii), the Company has engaged a vendor to perform the activities required by these servicing criteria. The Company has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria applicable to this vendor as permitted by C&DI 200.06. As permitted by C&DI 200.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with servicing criteria applicable to this vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendor and related criteria as described in its assertion, and we performed no procedures with respect to the Company’s eligibility to apply C&DI 200.06.

In our opinion, management’s assertion that the Company complied with the servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission’s Regulation AB, including servicing criteria 1122(d)(1)(v), 1122(d)(2)(vi) and 1122(d)(2)(vii)for which compliance is determined based on C&DI 200.06 as described above, as of and for the year ended December 31, 2017 for the commercial mortgage-backed securities transactions platform, is fairly stated, in all material respects.

February 22, 2018

Appendix A to Management's Assessment

List of Loans for the Commercial Mortgage-Backed Securities constituting the "Platform"

Loan #	Primary Borrower	Primary Collateral	Securitization

201414364	Marble Cliff Commons Apartments LLC	Marble Cliff Commons	COMM 2014-CCRE 17 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201414099	YTC Butterfield Owner LLC	Yorktown Center	Commercial Mortgage Pass-Through Certificates Series 2014-FL1
201416328	BOT, LLC	Library Lofts West	COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201416895	Pasadena East Office Investors LP	2700 East Foothill	COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201416006	Sunroad Centrum Office One Partners, LP	Bridgepoint Tower	COMM 2014-CCRE19 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201416709	Millpond Village Apartments, II, LLC	Millpond Village Apartments	Commercial Mortgage Pass-Through Certificates Series 2014-GC24
201417736	Towne Independent Living, LLC	Towne Village	COMM 2014-CCRE20 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201418750	ST Mall Owner, LLC	South Towne Center	Commercial Mortgage Pass-Through Certificates Series 2014-FL2
201409550	KRE Colonie Owner, LLC	Colonie Center	Commercial Mortgage Pass-Through Certificates Series 2014-FL2
201518310	Candlewood Lake Plaza, LLC.	Candlewood Lake Plaza	COMM 2015-LC19 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201418799	Canoga Office Investors LP	5950 Canoga Avenue	Commercial Mortgage Pass-Through Certificates Series 2015-GC28
201417076	Chestnut Oaks Land, Inc.	Chestnut Oaks Condominium	Commercial Mortgage Pass-Through Certificates Series 2015-GC28
201521700	Stony Brook Management, LLC.	Stony Brook MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC30
201521697	North View Manor, LLC.	North View Manor MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC30
201520588	Stonegate Apartments, LLC.	Stonegate Apartments	Commercial Mortgage Pass-Through Certificates Series 2015-CCRE23
201519159	College Station Apartments, LLC.	College Station & The Polos	Commercial Mortgage Pass-Through Certificates Series 2015-CCRE23
201521177	Mayfield NM, LLC	Luxe Villas	Commercial Mortgage Pass-Through Certificates Series 2015-CCRE23
201521698	The Pines at West Penn, LLC.	Pines at West Penn MHP	Commercial Mortgage Pass-Through Certificates Series 2015-LC21
201521695	Indian Run Village, LLC.	Indian Run Village MHP	Commercial Mortgage Pass-Through Certificates Series 2015-LC21
211521998	Eden Roc, LLLP.	Eden Roc	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
221521998	Eden Roc, LLLP.	Eden Roc A2	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
231521998	Eden Roc, LLLP.	Eden Roc A3	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
241521998	Eden Roc, LLLP.	Eden Roc A4	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201523536	Newberry Estates Management, LLC.	Newberry Estates MHP	COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201521902	Clan Keith Real Estate Investments, LLC.	Leisure Lake MHP	COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201519207	EIP HOLLISTON, LLC.	89 Cross Street	COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201523541	Cedar Manor Management, LLC.	Cedar Manor MHP	COMM 2015 CCRE27 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201523532	Brookhaven MHP Management, LLC.	Brookhaven MHP	COMM 2015 CCRE27 Mortgage Trust Commercial Mortgage Pass-Through Certificates
211523066	NMS 1539, LLC.	Luxe at 1539 A1	COMM 2015 CCRE27 Morgtage Trust Commercial Mortgage Pass-Through Certificates
221523066	NMS 1539, LLC.	Luxe at 1539 A2	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C3

231523066	NMS 1539, LLC.	Luxe at 1539 A3	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4
211521599	Hualalai Investors, LLC.	Four Seasons Hualalai A1	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
231521599	Hualalai Investors, LLC.	Four Seasons Hualalai A2	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
271521599	Hualalai Investors, LLC.	Four Seasons Hualalai A3	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
281521599	Hualalai Investors, LLC.	Four Seasons Hualalai A4	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
291521599	Hualalai Investors, LLC.	Four Seasons Hualalai A5	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
301521599	Hualalai Investors, LLC.	Four Seasons Hualalai A6	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
311521599	Hualalai Investors, LLC.	Four Seasons Hualalai A7	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
201523538	Deer Run Management, LLC.	Deer Run MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC34
201523533	Meadowview Management, LLC.	Meadow View Estates MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC34
201523530	Mill Creek MHP Management, LLC.	Mill Creek Estates	Commercial Mortgage Pass-Through Certificates Series 2015-GC34
221524031	Hudson Element LA, LLC.	Element LA	Commercial Mortgage Pass-Through Certificates Series 2015-GS1
201517274	Landings Shops & Offices, Ltd.	The Landings (Offices)	COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201524697	SFI Real Estate Holdings LLC	123 Townsend Street	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
201524556	Eastland Plaza Holding LLC	Eastland Plaza	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
211524031	Hudson Element LA, LLC	Element LA	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (Whole Loan)
221524031	Hudson Element LA, LLC	Element LA	Commercial Mortgage Pass-Through Certificates Series 2016-GS1
231524031	Hudson Element LA, LLC	Element LA	Commercial Mortgage Pass-Through Certificates Series 2016-GC36
241524031	Hudson Element LA, LLC	Element LA	COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28
211623513	Di Lido Beach Resort LLC	Ritz Carlton South Beach	CCRESG Commercial Mortgage Trust 2016-HEAT Commercial Mortgage Pass-Through Certificates, Series 2016-HEAT
221623513	Di Lido Beach Resort LLC	Ritz Carlton South Beach	CCRESG Commercial Mortgage Trust 2016-HEAT Commercial Mortgage Pass-Through Certificates, Series 2016-HEAT
201523542	Northwood Manor Management LLC	Northwood Manor	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
201624747	Moss Gardens LLC	Hurley Way	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
201626401	Dahn America360 Storage III DST	Athens Sentry Self Storage	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
201622406	1125 East Johnson, LLC	Johnson Crossing	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
211523324	34th Street Penn Associates LLC	215 West 34th St. & 218 West34th St. A1	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4 (Whole Loan)
221523324	34th Street Penn Associates LLC	215 West 34th St. & 218 West34th St. A2	Commercial Mortgage Pass-Through Certificates Series 2016-GC36
231523324	34th Street Penn Associates LLC	215 West 34th St. & 218 West34th St. A3	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C3
201625067	Bartlett Building LLC	Renaissance Cincinnati A1	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4 (Whole Loan)
211625067	Bartlett Building LLC	Renaissance Cincinnati A1	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4 (Whole Loan)
211626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A1-1	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1
231626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A2-1	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1
251626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A3	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
261626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A4	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1
221626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A1-2	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
241626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A2-2	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1

201626524	534 Holland Holdings, LLC	534 Holland	SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates Series 2016-C5
201627988	CA 1031 Birmingham MOB, DST	Fresenius Birmingham	Citigroup Commercial Mortgage Trust 2016-C3, Commercial Mortgage Pass-through Certificates, Series 2016-C3
201621572	146 North Canal Street, LLC	Ship Canal Office Center	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201623452	RWN-Colonnade Hotel, LLC	Inn at the Colonnade	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201626784	1000 K Street Sacramento, LLC	1000 K Street	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201627456	Barracco Realty, LLC	312-314 Bleecker Street	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201627948	7th & Pine, LLC	7th & Pine Seattle Retail & Parking	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201628176	CS 1031 Morganton MOB, DST	Fresenius Morganton	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201628155	Adrian Realty, LLC	Walgreens Adrian	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628363	KB Cleveland Dialysis, DST	Fresenius Cleveland	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628411	299 Madison Hotel, LLC	Library Hotel	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628680	KB Texas Dialysis Portfolio, DST	Fresenius Crockett	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628680	KB Texas Dialysis Portfolio, DST	Fresenius Houston	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628790	CHL Neenah, LLC	Shopko Neenah	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628791	CHL Winona, LLC	Shopko Winona	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
211627959	SRMKIID, LLC	Google Kirkland Campus Phase II	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates (Whole Loan)
221627959	SRMKIID, LLC	Google Kirkland Campus Phase II	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates (Whole Loan)
221627959	SRMKIID, LLC	Google Kirkland Campus Phase II Note A2	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
201628522	KB St. Louis Dialysis Portfolio DST	DaVita St. Louis	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
201734803	Entourage Enterprises LLC	Bent Tree Apartments	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
201735258	JMF Pershing Square LLC	Pershing Square Building	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
201735369	MVP Houston Preston Lot LLC	MVP Houston Preston Lot	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
211734917	200 Marina Boulevard Berkeley, LLC	Doubletree by Hilton Berkeley Marina A1-2	UBS Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certficates Series 2017-C4
241734917	200 Marina Boulevard Berkeley, LLC	Doubletree by Hilton Berkeley Marina A1-3	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certfiicates Series 2017-C5
231734917	200 Marina Boulevard Berkeley, LLC	Doubletree by Hilton Berkeley Marina A1-3	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certfiicates Series 2017-C5
201735688	MVP St. Louis Cardinal LOT DST	St. Louis Cardinals Lot	Citigroup Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4
201735541	Checkmate LP	5 Rose Avenue	Citigroup Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4
201735414	Threadneedle Baltimore LP	8212 Liberty Road	Citigroup Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4
201735442	GFIG Florida One, LLC	Holiday Inn Express Tallahasee	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certfiicates Series 2017-C5
201736592	Three Seventeen Southwest Alder, LLC	Loyalty & Hamilton	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certfiicates Series 2017-C5
201736732	Reno Kohls, LLC	Kohl's Reno	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1
201736858	120 Bowery Acquisition LLC	130 Bowery	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1
211727804	Harmon Corner LLC	Harmon Corner Note A1	UBS Commercial Mortgage Trust 2017-C6 Commercial Mortgage Pass-Through Certificates, Series 2017-C6
221727804	Harmon Corner LLC	Harmon Corner Note A2	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1
241727804	Harmon Corner LLC	Harmon Corner Note A4	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1
231727804	Harmon Corner LLC	Harmon Corner Note A3	UBS Commercial Mortgage Trust 2017-C7 Commercial Mortgage Pass-Through Certifications 2017-C7